                                  BROADVISION, INC.



                     -------------------------------------------

                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT

                     -------------------------------------------



                                   NOVEMBER 7, 1994

                                  TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1     AUTHORIZATION AND SALE OF THE SERIES B PREFERRED STOCK........  1
     1.1      Authorization.................................................  1
     1.2      Sale of Preferred.............................................  1
     1.3      Closing Date..................................................  1
     1.4      Delivery......................................................  1

SECTION 2     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................  1
     2.1      Organization and Standing.  ..................................  1
     2.2      Authorization.................................................  1

SECTION 3     REPRESENTATIONS AND WARRANTIES OF THE INVESTORS...............  2
     3.1      Authorization.................................................  2
     3.2      Experience....................................................  2
     3.3      Investment....................................................  2
     3.4      Rule 144......................................................  2
     3.5      Accredited Investors..........................................  3
     3.6      No Public Market..............................................  3
     3.7      Access to Data................................................  3

SECTION 4     CONDITIONS TO CLOSING OF INVESTORS............................  3
     4.1      Representations and Warranties................................  3
     4.2      Covenants.....................................................  3
     4.3      Blue Sky......................................................  3

SECTION 5     CONDITIONS TO CLOSING OF COMPANY..............................  4
     5.1      Representations and Warranties................................  4
     5.2      Covenants. ...................................................  4
     5.3      Blue Sky......................................................  4

SECTION 6     MISCELLANEOUS.................................................  4
     6.1      Governing Law.................................................  4
     6.2      Survival......................................................  4
     6.3      Successors and Assigns........................................  4
     6.4      Entire Agreement..............................................  4
     6.5      Rights of Investors...........................................  4
     6.6      Notices, etc..................................................  5
     6.7      Expenses......................................................  5
     6.8      Counterparts..................................................  5
     6.9      Severability..................................................  5
     6.10     California Corporate Securities Law...........................  5
     6.11     Approval of Amendments and Waivers............................  5


                                          i.

EXHIBITS
     A  -  Schedule of Investors
     B  -  Certificate of Designation of Preferences of Series B Preferred


                                         ii.

                     SERIES B PREFERRED STOCK PURCHASE AGREEMENT



     THIS AGREEMENT is made as of November 7, 1994 between BROADVISION, INC., a Delaware corporation (the "Company") and the investors as set forth in Exhibit A hereto ("Investors").

                                      SECTION 1
                AUTHORIZATION AND SALE OF THE SERIES B PREFERRED STOCK

     1.1 AUTHORIZATION. The Company has authorized the issuance and sale of 533,333 shares of its Series B Preferred Stock (the "Preferred") having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation of Preferences of Series B Preferred Stock in the form attached to this Agreement as Exhibit B (the "Certificate").

     1.2 SALE OF PREFERRED. Subject to the terms and conditions hereof, each Investor severally agrees to purchase and the Company agrees to sell and issue to each Investor the number of shares of Preferred set forth opposite such Investor's name on Exhibit A at a price of $1.25 per share.

     1.3 CLOSING DATE. The closing of the purchase and sale of the Preferred hereunder (the "Closing") shall be held at the principal office of BroadVision Inc., 3 Lagoon Drive, Suite 350, Redwood City, California 4065-1561, on the date of this Agreement or at such other time and place upon which the Company and the Investors shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

     1.4 DELIVERY. At the Closing the Company will deliver to each Investor a certificate representing the shares of Preferred that such Investor is purchasing against payment of the purchase price therefor by wire transfer or by check payable to the order of the Company.

                                      SECTION 2
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to each Investor as follows:

     2.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is presently required.

     2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Preferred (and the Common Stock issuable upon conversion of the Preferred) and the performance of the Company's obligations under this Agreement has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles, and limitations upon rights to indemnity. The Preferred, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The Common Stock issuable upon conversion of the Preferred has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable. The Preferred is not subject to any preemptive rights or rights of first refusal.

                                      SECTION 3
                   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

     Each Investor hereby severally, for itself, and not jointly represents and warrants to the Company as follows:

     3.1 AUTHORIZATION. The Agreements constitute valid and legally binding obligations of such Investor, enforceable in accordance with their terms except as the enforceability thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization or other law relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such Investor is authorized and has full right and power to purchase the Preferred, and the person signing the Agreements and any other instrument executed and delivered hereby on behalf of such entity has been duly authorized by such entity and has full power and authority to do so.
     3.2 EXPERIENCE. The Investor has, from time to time, evaluated investments in new, high technology companies and has, either individually or through the personal experience of one or more of its current officers or partners, experience in evaluating and investing in new, high technology companies. The Investor has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Preferred and it is able to protect its own interests in connection with this transaction.

     3.3 INVESTMENT. The Investor is acquiring the Preferred (and any Common Stock issuable upon conversion of the Preferred) for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Preferred (and any Common Stock issuable upon conversion of the Preferred) to be purchased has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

     3.4 RULE 144. The Investor acknowledges that the Preferred must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public


                                          2.

market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. The Investor is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plan to satisfy these conditions in the foreseeable future.

     3.5 ACCREDITED INVESTORS. The Investor is an "accredited investor" pursuant to Rule 501, Regulation D, promulgated by the Securities Exchange on March 8, 1982.

     3.6 NO PUBLIC MARKET. The Investor understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Preferred.

     3.7 ACCESS TO DATA. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with its management. The Investor understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material.

                                      SECTION 4
                          CONDITIONS TO CLOSING OF INVESTORS

     Each Investor's obligation to purchase the Preferred at the Closing is subject to the fulfillment to its satisfaction on or prior to the Closing Date of the following conditions:

     4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

     4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

     4.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Preferred and Common Stock issuable upon conversion of the Preferred.

                                      SECTION 5
                           CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to issue and sell the Preferred at the Closing is subject to the fulfillment of the following conditions:


                                          3.

     5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Investors on or prior to the Closing Date shall have been performed or complied with in all respects.

     5.3 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Preferred and Common Stock issuable upon conversion of the Preferred.

                                      SECTION 6
                                    MISCELLANEOUS

     6.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California as applicable to contracts entered into and performed entirely within the State of California.

     6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Investors and the closing of the transactions contemplated hereby. All statements as to factual matters contained in this Agreement or in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed to be made as of the date of this Agreement, and not necessarily as of some later date.

     6.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of Investors to purchase the Preferred shall not be assignable without the consent of the Company.

     6.4 ENTIRE AGREEMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     6.5 RIGHTS OF INVESTORS. Each holder of the Preferred (and Common Stock issued upon conversion of the Preferred) shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement or ownership of any Preferred, including without limitation the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement affecting any such modification, and such holder shall not incur any liability to any other holder or holders of Preferred with respect to exercising or refraining from exercising any such right or rights.


                                          4.

     6.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Investors, to Investors' addresses set forth on the signature page hereof or at such other address as shall have been furnished to the Company in writing by such Investors or (b) if to the Company, to the address of its principal executive office and addressed to the attention of the Corporate Secretary, or at such other address or addresses as the Company shall have furnished in writing to the Investors. All notices and other communications mailed pursuant to the provisions of this Section 6.6 shall be deemed delivered when mailed.

     6.7 EXPENSES. Each party to this Agreement shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

     6.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

     6.9 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     6.10 CALIFORNIA CORPORATE SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of corporations of the state of California, and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification, if required by law, is unlawful. The rights of all parties to this agreement are expressly conditioned upon such qualification being obtained, if required by law.

     6.11 APPROVAL OF AMENDMENTS AND WAIVERS. Any term of this agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of a majority of the outstanding Preferred Stock sold under this Agreement, and Common Stock issued upon conversion thereof (calculated on an as-converted basis), excluding from the determination of such a majority (both in determining the total number of such shares outstanding and the number of such shares consenting or not consenting) all shares previously disposed of by the Investors or transferees pursuant to one or more registration statements under the Securities Act or pursuant to Rule 144 thereunder. Any amendment, termination or waiver effected in accordance with this section shall be binding upon each holder of any securities issued pursuant to this Agreement (including securities into which such securities have been converted or exchanged), each future holder of any or all such securities and the Company.


                                          5.

     The foregoing Agreement is hereby executed as of the date first above written.

BROADVISION, INC.



By:         /s/ Pehong Chen
   -------------------------------------
              PEHONG CHEN
              President

Address:      3 Lagoon Drive, Suite 350
              Redwood City, CA  94065-1561


INVESTORS

STANFORD UNIVERSITY



By:         /s/ Carol Gilmer
   -------------------------------------
              CAROL GILMER

Address:      Stanford Management Company
              2770 Sand Hill Road
              Menlo Park, CA  94025


GC&H INVESTMENTS,
A CALIFORNIA GENERAL PARTNERSHIP



By:        /s/  John L. Cardoza
   -------------------------------------
              JOHN L. CARDOZA,
              EXECUTIVE PARTNER

Address:      One Maritime Plaza, 20th Floor
              San Francisco, CA  94111-3580


                                          6.

          /s/ Koh Boon Hwee
- ----------------------------------------
KOH BOON HWEE

Address:      c/o Wuthlem Holdings, Ltd.
              177 River Valley Road, #05-01
              Liang Court Complex
              Singapore 0617


        /s/ Ikuo Minakata
- ----------------------------------------
IKUO MINAKATA

Address:      Info Systems Lab.
              1006, Kadoma, Kadoma-Shi
              Osaka, 571 Japan


          /s/ Andy Chase
- ----------------------------------------
ANDY CHASE

Address:      3000 San Hill Road, 3-190
              Menlo Park, CA  94025



THE SIEBEL TRUST



By:      /s/  Tom Siebel
   -------------------------------------
     Tom Siebel

Address:      2909 Woodside Road
              Woodside, CA  94062


                                          7.

        /s/  Elserino Piol
- ----------------------------------------
ELSERINO PIOL

Address:      c/o Ms. Alexandra Giurgiu
              Managing Director
              Olivetti Management Inc.
              70 E. 55th Street
              New York, NY  10022


MAYFIELD VII


By       /s/   Yogen K. Dalal
  --------------------------------------

Address:      2800 Sand Hill Road
              Menlo Park, CA  94025


SUTTER HILL VENTURES,
A CALIFORNIA LIMITED PARTNERSHIP


By       /s/  David L. Anderson
  --------------------------------------

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304


TOW PARTNERS,
A CALIFORNIA LIMITED PARTNERSHIP


By        /s/  Paul M. Wythes
  --------------------------------------

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304

                                          8.

ANVEST, L.P.


By        /s/  David L. Anderson
    ------------------------------------

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304



SAUNDERS HOLDINGS, L.P.


By       /s/  G. Leonard Baker
    ------------------------------------

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304


     /s/  William H. Younger, Jr.
- ----------------------------------------
WILLIAM H. YOUNGER, JR.

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304


           /s/  Tench Coxe
- ----------------------------------------
TENCH COXE

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304


       /s/  Ronald L. Perkins
- ----------------------------------------
RONALD L. PERKINS

Address:      755 Page Mill Road
              Suite A-200
              Palo Alto, CA  94304


                                          9.

GENSTAR INVESTMENT CORPORATION


By       /s/  Richard D. Paterson
    ------------------------------------

Address:      Metro Tower, Suite 1170
              Foster City, CA  94404
              Attn:  R.D. Paterson


WELLS FARGO BANK, TRUSTEE
SHV M/P/T FBO G. LEONARD BAKER, JR.


By     /s/  Christopher M. Peterson
    ------------------------------------

Address:      P.O. Box 63050 MAC 0188-161
              San Francisco, CA  94163
              Attn:  Vicki Bandel


WELLS FARGO BANK, TRUSTEE
SHV M/P/T FBO DAVID L. ANDERSON


By      /s/  Christopher M. Peterson
    ------------------------------------

Address:      P.O. Box 63050 MAC 0188-161
              San Francisco, CA  94163
              Attn:  Vicki Bandel


WELLS FARGO BANK, TRUSTEE
SHV M/P/T FBO TENCH COXE


By     /s/  Christopher M. Peterson
    ------------------------------------

Address:      P.O. Box 63050 MAC 0188-161
              San Francisco, CA  94163
              Attn:  Vicki Bandel


                                         10.

MAYFIELD ASSOCIATES FUND II



By         /s/  Yogen K. Dalal
  --------------------------------------

Address:      2800 Sand Hill Road
              Suite 250
              Menlo Park, CA  94025
              Attn: Deborah Kranz


                                         11.

                                      EXHIBIT A
                                SCHEDULE OF INVESTORS
                                                        Series B
                                                       Preferred
                                                          Shares        Price
                                                       ---------        -----

Stanford University                                       11,564     $14,455.00
GC&H Investments, a California general partnership         6,075       7,593.75
Koh Boon Hwee                                              6,608       8,260.00
Ikuo Minakata                                                826       1,032.00
Andy Chase                                                 3,304       4,130.00
The Siebel Trust                                           3,304       4,130.00
Elserino Piol                                              1,652       2,065.00
Mayfield VII                                             237,500     296,875.00
Mayfield Associates Fund II                               12,500      15,625.00
Sutter Hill Ventures, a California limited partnership   183,823     229,778.75
Tow Partners, a California limited partnership            15,702      19,627.50
Anvest, L.P.                                               1,653       2,066.25
Saunders Holdings, L.P.                                    8,265      10,331.25
William H. Younger, Jr.                                    8,265      10,331.25
Tench Coxe                                                 2,066       2,582.50
Ronald L. Perkins                                          1,770       2,212.50
Genstar Investment Corporation                             4,902       6,127.50
Wells Fargo Bank, Trustee SHV M/P/T FBO G.
Leonard Baker, Jr.                                         7,438       9,297.50
Wells Fargo Bank, Trustee SHV M/P/T FBO
David L. Anderson                                         14,050      17,562.50
Wells Fargo Bank, Trustee SHV M/P/T FBO                    2,066       2,582.50
Tench Coxe
                                                         533,333     666,666.25